EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2016 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.60,
INCOME BEFORE TAXES OF $337 MILLION ON $489 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.51.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 19, 2016 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.60 for the quarter ended March 31, 2016, compared to diluted earnings per share on a comprehensive basis of ($0.24) for the same period in 2015.

Excluding other comprehensive income, the Company reported diluted earnings per share of $0.51 for the quarter ended March 31, 2016, compared to diluted earnings per share of ($0.22) for same period in 2015.

Net revenues were $489 million and income before income taxes was $337 million this quarter, compared to net revenues of $172 million and loss before income taxes of $111 million for the same period in 2015.

The results for the quarter were positively impacted by strong growth in commissions and execution fees and net interest income, which increased 11% and 37%, respectively, from the same period in 2015.

In addition, the results for the quarter include a $123 million gain on our currency diversification strategy due to the weakening of the U.S. dollar against other major currencies, compared to a loss of $197 million recognized in the same period in 2015.

The results for the first quarter of 2015 were also negatively impacted by a $121 million net loss due to the sudden, large move in the value of the Swiss franc, causing several of our customers who held currency futures and spot positions to suffer losses in excess of their deposits with us.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on June 14, 2016 to shareholders of record as of June 1, 2016.

Business Highlights

•	68% Electronic Brokerage pretax profit margin for this quarter, up from 18% in the year-ago quarter.
•	34% Market Making pretax profit margin for this quarter, down from 40% in the year-ago quarter.
•	Customer equity grew 15% from the year-ago quarter to $70.1 billion while customer debits decreased by 13% to $15.0 billion.
•	Customer accounts increased 17% from the year-ago quarter to 345 thousand.
•	Total DARTs increased 15% from the year-ago quarter to 748 thousand.
•	Brokerage segment equity was $3.7 billion. Total equity was $5.7 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 361%, to $235 million in the quarter ended March 31, 2016, compared to the same period last year, primarily due to the non-recurrence of unsecured customer losses caused by the sudden move in the value of the Swiss franc in the year-ago quarter, as further described below. Net revenues increased 20% to $347 million on higher commission revenue and net interest income.

Commissions and execution fees increased 11% from the year-ago quarter and net interest income grew 35% over the same period.  Other income was driven 17% higher by marked-to-market gains on investments of customer funds.  Pretax profit margin was 68% in the quarter ended March 31, 2016, up from 18% (and up from 63% after excluding the negative impact of the Swiss franc event) in the same period last year.

Segment metrics remained robust, as customer accounts grew 17% to 345 thousand and customer equity increased 15% to $70.1 billion from the year-ago quarter.  Total DARTs(1) for cleared and execution-only customers increased 15% to a record 748 thousand from the year-ago quarter.  Cleared DARTs were 688 thousand, 17% higher than the same period last year.

Market Making
Market Making segment income before income taxes decreased 26% to $20 million in the quarter ended March 31, 2016, compared to the same period last year, primarily driven by divergence among a significant number of individual stocks. Pretax profit margin decreased to 34% in the current quarter from 40% in the same period last year.

Sudden Move in the Value of the Swiss Franc
On January 15, 2015, due to the sudden, large move in the value of the Swiss franc that followed an unprecedented action by the Swiss National Bank, which removed a previously instituted and repeatedly reconfirmed cap of the exchange rate relative to the Euro, several of our customers who held currency futures and spot positions suffered losses in excess of their deposits with us.  We took immediate action to hedge our exposure to the foreign currency receivables from these customers.  During 2015, we incurred losses, net of hedging activity and debt collection efforts, of $119 million.  We continue to actively pursue collection of these debts.  The ultimate effect of this incident on our results will depend upon the outcome of our debt collection efforts.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency diversification strategy increased our comprehensive earnings by $123 million, as the U.S. dollar value of the GLOBAL increased by approximately 2%.  The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment and (2) Other Comprehensive Income (“OCI”).

 (1)           Daily average revenue trades (DARTs) are based on customer orders.
_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, April 19, 2016, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Nancy Stuebe, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2013	65,320		173,849		18,489		257,658		1,029
2014	64,530	-1%	206,759	19%	18,055	-2%	289,344	12%	1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305

1Q2015	15,404		58,208		4,581		78,193		1,282
1Q2016	17,255	12%	71,145	22%	4,731	3%	93,131	19%	1,527

4Q2015	16,985		60,848		4,863		82,696		1,313
1Q2016	17,255	2%	71,145	17%	4,731	-3%	93,131	13%	1,527

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	659,673		121,776		95,479,739
2014	631,265	-4%	123,048	1%	153,613,174	61%
2015	634,388	0%	140,668	14%	172,742,520	12%

1Q2015	154,289		33,612		35,336,325
1Q2016	151,912	-2%	41,238	23%	38,350,112	9%

4Q2015	156,125		33,436		35,150,818
1Q2016	151,912	-3%	41,238	23%	38,350,112	9%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	404,490		18,184		12,849,729
2014	344,741	-15%	15,668	-14%	12,025,822	-6%
2015	335,406	-3%	14,975	-4%	15,376,076	28%

1Q2015	83,013		3,408		2,969,719
1Q2016	82,345	-1%	4,344	27%	4,618,495	56%

4Q2015	82,106		4,047		3,677,274
1Q2016	82,345	0%	4,344	7%	4,618,495	26%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	255,183		103,592		82,630,010
2014	286,524	12%	107,380	4%	141,587,352	71%
2015	298,982	4%	125,693	17%	157,366,444	11%

1Q2015	71,276		30,204		32,366,606
1Q2016	69,567	-2%	36,894	22%	33,731,617	4%

4Q2015	74,019		29,389		31,473,544
1Q2016	69,567	-6%	36,894	26%	33,731,617	7%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	180,660		101,732		78,829,785
2014	225,662	25%	106,074	4%	137,153,132	74%
2015	244,356	8%	124,206	17%	153,443,988	12%

1Q2015	58,537		29,824		31,418,644
1Q2016	58,531	0%	36,546	23%	32,617,117	4%

4Q2015	59,934		29,030		30,405,179
1Q2016	58,531	-2%	36,546	26%	32,617,117	7%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	1Q2016	1Q2015	% Change
Total Accounts	345	296	17%
Customer Equity (in billions) *	$70.1	$61.2	15%

Cleared DARTs	688	590	17%
Total Customer DARTs	748	648	15%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.86	$4.05	-5%
DART per Avg. Account (Annualized)	513	513	0%
Net Revenue per Avg. Account (Annualized)**	$3,709	$3,648	2%

Consecutive Quarters	1Q2016	4Q2015	% Change
Total Accounts	345	331	4%
Customer Equity (in billions) *	$70.1	$67.4	4%

Cleared DARTs	688	582	18%
Total Customer DARTs	748	641	17%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.86	$3.81	1%
DART per Avg. Account (Annualized)	513	447	15%
Net Revenue per Avg. Account (Annualized)**	$3,709	$3,239	14%

* Excludes non-customers.
** The calculation has been revised to exclude components of other income that are not direct revenues from customers.  Prior period amounts have been recalculated to conform to the current methodology.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months
		Ended March 31,
		2016	2015
		(in millions)

Electronic Brokerage	Net revenues	$347	$290
	Non-interest expenses	112	239

	Income before income taxes	$235	$51

	Pre-tax profit margin	68%	18%

Market Making	Net revenues	$59	$67
	Non-interest expenses	39	40

	Income before income taxes	$20	$27

	Pre-tax profit margin	34%	40%

Corporate (1)	Net revenues	$83	$(185)
	Non-interest expenses	1	4

	Income (loss) before income taxes	$82	$(189)

Total	Net revenues	$489	$172
	Non-interest expenses	152	283

	Income (loss) before income taxes	$337	$(111)

	Pre-tax profit margin	69%	-65%

(1)   Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2016	2015
	(in millions, except share and per share data)

Revenues:
Trading gains	$52	$62
Commissions and execution fees	166	149
Interest income	145	108
Other income (loss)	144	(132)

Total revenues	507	187

Interest expense	18	15

Total net revenues	489	172

Non-interest expenses:
Execution and clearing	62	55
Employee compensation and benefits	58	57
Occupancy, depreciation and amortization	12	10
Communications	7	6
General and administrative	13	16
Customer bad debt	-	139

Total non-interest expenses	152	283

Income (loss) before income taxes	337	(111)

Income tax expense	27	(2)

Net income (loss)	310	(109)

Net income (loss) attributable to noncontrolling interests	277	(96)

Net income (loss) available for common stockholders	$33	$(13)

Earnings per share :
Basic	$0.52	$(0.22)
Diluted	$0.51	$(0.22)

Weighted average common shares outstanding:
Basic	63,985,477	58,473,348
Diluted	65,255,903	58,473,348

Comprehensive income:
Net income (loss) available for common stockholders	$33	$(13)
Other comprehensive income:
Cumulative translation adjustment, before income taxes	6	(1)
Income taxes related to items of other comprehensive income	-	-
Other comprehensive income (loss), net of tax	6	(1)
Comprehensive income (loss) available for common stockholders	$39	$(14)

Comprehensive income attributable to noncontrolling interests:
Net income (loss) attributable to noncontrolling interests	$277	$(96)
Other comprehensive income (loss) - cumulative translation adjustment	33	(9)
Comprehensive income (loss) attributable to noncontrolling interests	$310	$(105)

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			March 31, 2016	December 31, 2015
			(in millions)

Assets
Cash and cash equivalents			$1,747	$1,601
Cash and securities - segregated for regulatory purposes			23,508	21,309
Securities borrowed			4,011	3,924
Securities purchased under agreements to resell			805	195
Trading assets, at fair value			3,646	3,420
Receivables from customers, net of allowance			15,222	17,050
Receivables from brokers, dealers and clearing organizations			704	692
Other assets			543	543

Total assets			$50,186	$48,734

Liabilities and equity

Liabilities
Short-term borrowings			$4	$-
Securities loaned			2,401	2,894
Trading liabilities - financial instruments sold but not yet purchased, at fair value			2,960	2,617
Other payables:
Customers			38,390	37,084
Brokers, dealers and clearing organizations			381	423
Other payables			387	372
			39,158	37,879

Total liabilities			44,523	43,390

Equity
Stockholders' equity			897	863
Noncontrolling interests			4,766	4,481
Total equity			5,663	5,344

Total liabilities and equity			$50,186	$48,734

	March 31, 2016		December 31, 2015
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	63,994,537	15.7%	63,991,705	15.7%
Noncontrolling interests (IBG Holdings LLC)	343,040,504	84.3%	343,040,504	84.3%

Total IBG LLC membership interests	407,035,041	100.0%	407,032,209	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended December 31,
	2016	2015
	(in millions, except share and per share data)

Comprehensive income (loss) available for common stockholders, net of tax	$39	$(14)

Comprehensive income per share:
Basic	$0.61	$(0.24)
Diluted	$0.60	$(0.24)

Weighted average common shares outstanding:
Basic	63,985,477	58,473,348
Diluted	65,255,903	58,473,348